UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number  811-22551

MainStay DefinedTerm Municipal Opportunities Fund

(Exact name of registrant as specified in charter)

51 Madison Avenue, New York, New York 10010

(Address of principal executive offices)             (Zip Code)

J. Kevin Gao, Esq., 30 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant's telephone number, including area code:  800-624-6782

Date of fiscal year end:  May 31

Date of reporting period:  February 29, 2016

Item 1. Schedule of Investments.

The schedule of investments for the period ended February 29, 2016 is filed herewith.

MainStay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments February 29, 2016 (Unaudited)

		Principal Amount	Value
	Municipal Bonds 144.1% †
	Alabama 1.0% (0.7% of Managed Assets)
	Alabama Special Care Facilities Financing Authority, Methodist Home For The Aging, Revenue Bonds 5.25%, due 6/1/25	$1,000,000	$1,017,520
	Jefferson County, Limited Obligation School, Revenue Bonds Series A, Insured: AMBAC 4.75%, due 1/1/25	250,000	251,815
	Jefferson County, Public Building Authority, Revenue Bonds Insured: AMBAC 5.00%, due 4/1/26	4,500,000	4,209,750
			5,479,085
	Alaska 0.8% (0.6% of Managed Assets)
	Northern Tobacco Securitization Corp., Tobacco Settlement, Asset-Backed, Revenue Bonds Series A 5.00%, due 6/1/46	5,295,000	4,532,785

	Arizona 0.6% (0.4% of Managed Assets)
	Phoenix Industrial Development Authority, Downtown Phoenix Student LLC, Revenue Bonds Series A, Insured: AMBAC 4.50%, due 7/1/42	150,000	147,266
	Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	2,000,000	2,018,420
	Pima County Industrial Development Authority, PLC Charter Schools Project, Revenue Bonds 6.75%, due 4/1/36	1,075,000	1,076,440
			3,242,126
	California 19.2% (13.1% of Managed Assets)
	California County Tobacco Securitization Agency, Asset-Backed, Revenue Bonds 5.60%, due 6/1/36 (a)	2,575,000	2,581,901
	California Municipal Finance Authority, Southwestern Law School, Revenue Bonds 6.50%, due 11/1/41	2,165,000	2,595,900
	Carson Redevelopment Agency, Redevelopment Project Area 1, Tax Allocation Series B, Insured: NATL-RE (zero coupon), due 10/1/25	75,000	53,119
	Ceres Unified School District, Unlimited General Obligation Series A (zero coupon), due 8/1/43	6,375,000	1,098,986
	City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)(c)	19,500,000	21,991,905
	Fontana Unified School District, Unlimited General Obligation
	Series C (zero coupon), due 8/1/42	18,600,000	4,904,820
	Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds
	Series A-1 4.50%, due 6/1/27	5,975,000	5,997,107
	Series A-2 5.30%, due 6/1/37 (a)	5,000,000	4,719,650
	Lancaster Financing Authority, Subordinated Project No. 5 & 6, Redevelopment Projects, Tax Allocation Series B, Insured: NATL-RE 4.625%, due 2/1/24	215,000	216,901
	Oceanside Unified School District, Unlimited General Obligation Series C (zero coupon), due 8/1/50	17,190,000	2,650,883
¤	Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series A 5.25%, due 6/1/39 (b)(c)	19,100,000	22,972,132
	Stockton Public Financing Authority, Parking & Capital Projects, Revenue Bonds
	Insured: NATL-RE 4.50%, due 9/1/17	100,000	99,410
	Insured: NATL-RE 4.80%, due 9/1/20	105,000	105,002
	Stockton Public Financing Authority, Redevelopment Projects, Revenue Bonds
	Series A, Insured: AGC 5.25%, due 9/1/31	630,000	636,646
	Series A, Insured: AGC 5.25%, due 9/1/34	2,925,000	2,953,372
	Stockton Public Financing Authority, Water System, Capital Improvement Projects, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 10/1/31	175,000	175,604
	Tobacco Securitization Authority of Southern California, Asset-Backed, Revenue Bonds Series A-1 5.00%, due 6/1/37	3,000,000	2,852,760
¤	University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)(c)	23,260,000	26,663,127
	Westminster School District, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	10,000,000	1,441,400
			104,710,625
	Colorado 0.1% (0.0%‡ of Managed Assets)
	E-470 Public Highway Authority, Revenue Bonds Series B, Insured: NATL-RE (zero coupon), due 9/1/29	660,000	340,910

	District of Columbia 0.9% (0.6% of Managed Assets)
	Metropolitan Washington Airports Authority, Revenue Bonds Series C, Insured: AGC 0.00%, due 10/1/41 (a)	3,900,000	4,822,857

	Florida 6.7% (4.6% of Managed Assets)
	City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	20,000,000	21,105,800
	JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)(c)	12,980,000	15,213,946
			36,319,746
	Georgia 0.1% (0.0%‡ of Managed Assets)
	Marietta Development Authority, University Facilities-Life University, Inc. Project, Revenue Bonds 6.25%, due 6/15/20	335,000	351,797

	Guam 2.3% (1.6% of Managed Assets)
	Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,645,581
	Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (d)	3,425,000	4,079,209
			12,724,790
	Illinois 18.6% (12.7% of Managed Assets)
¤	Chicago Board of Education, Unlimited General Obligation
	Series A, Insured: AGM 5.50%, due 12/1/39 (b)(c)	20,000,000	21,347,200
	Series A 7.00%, due 12/1/44	5,000,000	4,399,350
	Chicago O' Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,827,400
	Chicago, Illinois Wastewater Transmission, Revenue Bonds
	Series B, Insured: AGM, FGIC 5.00%, due 1/1/25	130,000	132,612
	Series C 5.00%, due 1/1/32	7,120,000	7,874,293
	Chicago, Illinois, Sales Tax, Revenue Bonds Series A 5.25%, due 1/1/38	7,415,000	7,912,843
	Chicago, Unlimited General Obligation
	Series A, Insured: AGM 5.00%, due 1/1/26	15,000	15,104
	Series C 5.00%, due 1/1/40	19,570,000	18,525,940
	Series A 5.25%, due 1/1/27	3,000,000	3,089,580
	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Revenue Bonds Series A 5.50%, due 6/15/50	10,000,000	10,630,500
	State of Illinois, Unlimited General Obligation 5.25%, due 7/1/31 (b)(c)	20,000,000	21,654,560
			101,409,382
	Indiana 0.2% (0.1% of Managed Assets)
	Anderson Economic Development Revenue, Anderson University Project, Revenue Bonds 5.00%, due 10/1/32	1,105,000	1,065,121

	Iowa 0.7% (0.5% of Managed Assets)
	Coralville Urban Renewal Revenue, Tax Increment, Tax Allocation Series C 5.00%, due 6/1/47	4,220,000	3,902,825

	Kansas 4.1% (2.8% of Managed Assets)
¤	Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)(c)	19,290,000	22,336,261

	Kentucky 0.7% (0.5% of Managed Assets)
	Kentucky Municipal Power Agency, Revenue Bonds Series A, Insured: NATL-RE 5.00%, due 9/1/42	3,250,000	3,655,307

	Louisiana 1.0% (0.7% of Managed Assets)
	Louisiana Public Facilities Authority, Black & Gold Facilities Project, Revenue Bonds
	Series A, Insured: CIFG 4.50%, due 7/1/38	405,000	357,044
	Series A, Insured: CIFG 5.00%, due 7/1/22	1,105,000	1,110,337
	Series A, Insured: CIFG 5.00%, due 7/1/24	1,200,000	1,203,480
	Series A, Insured: CIFG 5.00%, due 7/1/30	2,870,000	2,870,488
			5,541,349
	Maryland 4.3% (3.0% of Managed Assets)
¤	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System Obligated Group, Revenue Bonds Series C 5.00%, due 5/15/43 (b)(c)	20,870,000	23,687,818

	Michigan 14.2% (9.7% of Managed Assets)
	Detroit, Michigan Water & Sewerage Department, Senior Lien, Revenue Bonds
	Series A 5.00%, due 7/1/32	1,500,000	1,666,455
	Series A 5.25%, due 7/1/39	5,000,000	5,538,300
	Detroit, Michigan Water Supply System, Revenue Bonds
	Series C 5.00%, due 7/1/41	1,005,000	1,086,938
	Series A 5.25%, due 7/1/41	2,385,000	2,608,403
	Series A 5.75%, due 7/1/37	5,000,000	5,626,150
	Michigan Finance Authority, Detroit Water & Sewer, Revenue Bonds Insured: AGM 5.00%, due 7/1/31	9,445,000	10,911,997
	Michigan Finance Authority, Public School Academy, University Learning, Revenue Bonds
	7.375%, due 11/1/30	2,920,000	3,155,440
	7.50%, due 11/1/40	2,745,000	2,968,333
¤	Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41	20,000,000	23,694,000
	Michigan Public Educational Facilities Authority, Dr. Joseph F. Pollack, Revenue Bonds
	8.00%, due 4/1/30	1,195,000	1,275,244
	8.00%, due 4/1/40	500,000	530,245
	Michigan Tobacco Settlement Finance Authority, Revenue Bonds
	Series A 6.00%, due 6/1/34	5,120,000	4,848,077
	Series A 6.00%, due 6/1/48	12,580,000	11,450,064
	Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,135,000	2,180,412
			77,540,058
	Minnesota 0.4% (0.3% of Managed Assets)
	Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	2,087,620

	Missouri 0.4% (0.3% of Managed Assets)
	St. Louis County Industrial Development Authority, Nazareth Living Center, Revenue Bonds 6.125%, due 8/15/42	2,120,000	2,267,743

	Nebraska 4.1% (2.8% of Managed Assets)
¤	Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)(c)	20,000,000	22,243,000

	Nevada 2.4% (1.7% of Managed Assets)
	City of Sparks, Tourism Improvement District No. 1, Senior Sales Tax Anticipation, Revenue Bonds Series A 6.75%, due 6/15/28 (b)	12,500,000	13,322,000

	New Hampshire 0.6% (0.4% of Managed Assets)
	Manchester Housing & Redevelopment Authority Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	3,295,769

	New Jersey 5.3% (3.6% of Managed Assets)
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
	5.25%, due 9/15/29 (d)	6,120,000	6,721,106
	Series B 5.625%, due 11/15/30 (d)	2,500,000	2,834,950
	New Jersey Tobacco Settlement Financing Corp., Revenue Bonds
	Series 1A 4.75%, due 6/1/34	2,185,000	1,873,463
	Series 1A 5.00%, due 6/1/41	20,000,000	17,274,400
			28,703,919
	New York 1.8% (1.2% of Managed Assets)
	New York Liberty Development Corp., World Trade Center, Revenue Bonds 7.25%, due 11/15/44 (b)	3,500,000	4,243,260
	Onondaga Civic Development Corp., St. Joseph's Hospital Health Center, Revenue Bonds 5.00%, due 7/1/42	2,000,000	2,459,140
	Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	2,989,263
			9,691,663
	Ohio 6.4% (4.4% of Managed Assets)
	American Municipal Power, Inc., Prairie State Energy Campus, Revenue Bonds Series A, Insured: BAM 5.25%, due 2/15/31	15,000,000	17,515,350
	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Senior Turbo, Revenue Bonds
	Series A-2 5.125%, due 6/1/24	2,550,000	2,352,503
	Series A-2 5.75%, due 6/1/34	2,425,000	2,182,233
	Series A-2 5.875%, due 6/1/30	13,890,000	12,734,352
			34,784,438
	Pennsylvania 5.7% (3.9% of Managed Assets)
	Harrisburg, Capital Appreciation, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	95,000	74,317
	Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)(c)	14,260,000	17,104,726
	Pennsylvania Turnpike Commission, Revenue Bonds Series B, Insured: BAM 5.25%, due 12/1/44	5,000,000	5,781,200
	Philadelphia Authority for Industrial Development, Nueva Esperanza Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,307,740
	Philadelphia Authority for Industrial Development, Please Touch Museum Project, Revenue Bonds 5.25%, due 9/1/31 (e)(f)	2,500,000	374,050
	Philadelphia, Unlimited General Obligation 6.00%, due 8/1/36	4,625,000	5,358,294
			31,000,327
	Puerto Rico 14.9% (10.2% of Managed Assets)
	Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
	Series A, Insured: AGC 5.00%, due 7/1/25	200,000	203,496
	Series A, Insured: AGC 5.125%, due 7/1/47	2,150,000	2,167,608
¤	Puerto Rico Commonwealth, Public Improvement, Unlimited General Obligation
	Series A, Insured: AGM 5.00%, due 7/1/35	10,860,000	11,195,248
	Insured: AGM 5.125%, due 7/1/30	425,000	425,676
	Series A-4, Insured: AGM 5.25%, due 7/1/30	3,100,000	3,215,599
	Series A, Insured: AGM 5.375%, due 7/1/25	630,000	662,426
	Series A, Insured: AGM 5.50%, due 7/1/27	995,000	1,044,820
	Series A, Insured: AGC 5.50%, due 7/1/32	255,000	260,954
	Series C, Insured: AGM 5.50%, due 7/1/32	1,320,000	1,329,359
	Series C, Insured: AGM 5.75%, due 7/1/37	2,505,000	2,519,479
	Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	1,500,000	1,533,165
	Series A, Insured: AGM 6.00%, due 7/1/33	550,000	554,593
	Series A, Insured: AGM 6.00%, due 7/1/34	455,000	477,463
	Puerto Rico Convention Center District Authority, Revenue Bonds
	Series A, Insured: CIFG 4.50%, due 7/1/36	6,000,000	4,572,420
	Series A, Insured: CIFG 5.00%, due 7/1/27	415,000	356,576
	Puerto Rico Electric Power Authority, Revenue Bonds
	Series DDD, Insured: AGM 3.625%, due 7/1/23	410,000	387,893
	Series DDD, Insured: AGM 3.65%, due 7/1/24	1,560,000	1,453,624
	Series SS, Insured: NATL-RE 5.00%, due 7/1/19	5,200,000	5,204,160
	Series TT, Insured: AGM 5.00%, due 7/1/27	100,000	100,980
	Series VV, Insured: AGM 5.25%, due 7/1/27	590,000	605,954
¤	Puerto Rico Highways & Transportation Authority, Revenue Bonds
	Series AA-1, Insured: AGM 4.95%, due 7/1/26	5,365,000	5,407,330
	Series K, Insured: AGM, CIFG 5.00%, due 7/1/18	530,000	531,839
	Series N, Insured: NATL-RE 5.25%, due 7/1/32	4,200,000	4,271,316
	Series CC, Insured: AGM 5.25%, due 7/1/34	1,320,000	1,371,810
	Series N, Insured: AGC 5.25%, due 7/1/34	745,000	774,241
	Series N, Insured: AGC 5.25%, due 7/1/36	1,000,000	1,038,250
	Series CC, Insured: AGM 5.50%, due 7/1/29	165,000	175,684
	Series N, Insured: AGC, AGM 5.50%, due 7/1/29	6,000,000	6,388,500
	Series CC, Insured: AGM 5.50%, due 7/1/30	3,070,000	3,275,905
	Puerto Rico Municipal Finance Agency, Revenue Bonds
	Series A, Insured: AGM 5.00%, due 8/1/20	580,000	582,013
	Series A, Insured: AGM 5.00%, due 8/1/21	435,000	436,505
	Series A, Insured: AGM 5.00%, due 8/1/22	570,000	571,966
	Series A, Insured: AGM 5.00%, due 8/1/30	505,000	505,030
	Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	3,914,335
	Puerto Rico Municipal Finance Agency, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/27	1,135,000	1,135,692
	Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
	Series F, Insured: CIFG 5.25%, due 7/1/21	2,000,000	1,893,280
	Series M-3, Insured: NATL-RE 6.00%, due 7/1/25	250,000	268,840
	Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,221,100
			81,035,129
	Rhode Island 3.2% (2.2% of Managed Assets)
	Narragansett Bay Commission Wastewater System, Revenue Bonds Series A 5.00%, due 9/1/38 (b)(c)	15,000,000	17,414,400

	Tennessee 2.9% (2.0% of Managed Assets)
	Chattanooga, TN, Industrial Development Board, Lease Rental, Revenue Bonds Insured: AGM 5.00%, due 10/1/30 (b)(c)	15,000,000	15,847,200

	Texas 7.5% (5.1% of Managed Assets)
	Central Texas Turnpike System, Revenue Bonds Series B 5.00%, due 8/15/37	2,000,000	2,280,880
	Harris County-Houston Sports Authority, Revenue Bonds
	Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	29,498
	Series H, Insured: NATL-RE (zero coupon), due 11/15/33	1,320,000	589,604
	Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/34	2,520,000	1,161,015
	Series H, Insured: NATL-RE (zero coupon), due 11/15/35	2,080,000	744,099
	Series H, Insured: NATL-RE (zero coupon), due 11/15/37	6,705,000	2,303,905
	Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	61,479
	Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	83,941
	Newark Cultural Education Facilities Finance Corp., A. W. Brown-Fellowship Leadership Academy, Revenue Bonds Series A 6.00%, due 8/15/42	5,640,000	5,767,351
	North Texas Tollway Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 1/1/38	5,000,000	5,675,550
	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)(c)	20,000,000	22,170,151
			40,867,473
	U.S. Virgin Islands 1.4% (1.0% of Managed Assets)
	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Insured: AGM 5.00%, due 10/1/32	2,475,000	2,732,746
	Virgin Islands Public Finance Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/32	4,650,000	5,134,251
			7,866,997
	Vermont 0.0%‡ (0.0%‡ of Managed Assets)
	Vermont State Student Assistance Corp., Revenue Bonds Series A 5.10%, due 6/15/32 (d)	185,000	197,101

	Virginia 7.5% (5.2% of Managed Assets)
	Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	14,185,000	11,350,269
¤	Virginia Commonwealth Transportation Board, Capital Projects, Revenue Bonds 5.00%, due 5/15/31 (b)(c)	20,315,000	23,922,327
	Virginia Small Business Financing Authority, Senior Lien, Elizabeth River Crossing, Revenue Bonds 6.00%, due 1/1/37 (d)	5,000,000	5,799,400
			41,071,996
	Washington 4.0% (2.7% of Managed Assets)
	Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)(c)	19,665,000	21,679,876

	West Virginia 0.1% (0.1% of Managed Assets)
	Ohio County, Wheeling Jesuit, Revenue Bonds Series A 5.50%, due 6/1/36	445,000	432,785

	Total Investments (Cost $727,248,740) (h)	144.1%	785,472,278
	Floating Rate Note Obligations (g)	(32.9)	(179,455,000)
	Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(12.8)	(70,000,000)
	Other Assets, Less Liabilities	1.6	9,133,855

	Net Assets Applicable to Common Shares	100.0%	$545,151,133

¤	Among the Fund's 10 largest holdings or issuers held, as of February 29, 2016. May be subject to change daily.
†	Percentages indicated are based on Fund net assets applicable to Common Shares, unless otherwise noted.
‡	Less than one-tenth of a percent.
(a)	Step coupon - Rate shown was the rate in effect as of February 29, 2016.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(d)	Interest on these securities was subject to alternative minimum tax.
(e)	Illiquid security - As of February 29, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $374,050, which represented 0.1% of the Fund's net assets.
(f)	Issue in default.
(g)	Face value of Floating Rate Notes issued in TOB transactions.
(h)	As of February 29, 2016, cost was $547,186,581 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$65,457,797
Gross unrealized depreciation	(6,627,100)
Net unrealized appreciation	$58,830,697

"Managed Assets" is defined as the Fund's total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e., tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued).

The following abbreviations are used in the preceding pages:
ACA	—ACA Financial Guaranty Corp.
AGC	—Assured Guaranty Corp.
AGM	—Assured Guaranty Municipal Corp.
AMBAC	—Ambac Assurance Corp.
BAM	—Build America Mutual Assurance Co.
CIFG	—CIFG Group
FGIC	—Financial Guaranty Insurance Co.
NATL-RE	—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of February 29, 2016, for valuing the Fund's assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$785,472,278	$—	$785,472,278

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended February 29, 2016, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements.

As of February 29, 2016, the Fund did not hold any investments with significant unobservable inputs (Level 3).

MainStay DefinedTerm Municipal Opportunities Fund

NOTES TO PORTFOLIOS OF INVESTMENTS February 29, 2016 (Unaudited)

SECURITIES VALUATION.

Investments are valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the MainStay DefinedTerm Municipal Opportunities Fund (the "Fund") adopted procedures establishing methodologies for the valuation of the Fund's securities and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the "Sub-Committee") to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund's assets and liabilities) rests with New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), aided to whatever extent necessary by the Subadvisor to the Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Fund’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

"Fair value" is defined as the price the Fund would receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for an identical asset or liability
•	Level 2 – other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring the fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of February 29, 2016, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark yields	• Reported trades
• Broker dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of the security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination there under would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended February 29, 2016, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of February 29, 2016, no securities held by the Fund were fair valued in such a manner.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Fund's investments, as shown in the Portfolio of Investments, was measured as of February 29, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of February 29, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

Item 2. Controls And Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Registrant’s principal executive and principal financial officers have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By: /s/ Stephen P. Fisher

Stephen P. Fisher

President and Principal Executive Officer

Date: April 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Stephen P. Fisher

Stephen P. Fisher

President and Principal Executive Officer

Date: April 27, 2016

By: /s/ Jack R. Benintende

Jack R. Benintende

Treasurer and Principal Financial and

Accounting Officer

Date: April 27, 2016